UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-31957 (Commission File Number)	38-0135202 (I.R.S. Employer Identification No.)

100 S. Second Ave., Alpena, Michigan 49707
 (Address of principal executive offices)
(989) 356-9041
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K for First Federal of Northern Michigan Bancorp, Inc. (the “Company”) as initially filed with the Securities and Exchange Commission on August 8, 2014 (the “Original Report”). As described in the Original Report, on August 8, 2014, the Company announced that it had completed its merger with Alpena Banking Corporation (“ABC”), the holding company of Bank of Alpena, a Michigan state bank located in Alpena, Michigan.  This Current Report on Form 8-K/A is being filed in order to file pro forma financial information as required by Item 9.01.  The information contained in the Original Report remains in effect, except as expressly amended by this Amendment.

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information.

(i)	The Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the six months ended June 30, 2014.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

Exhibit No.                                           Description

99.1	The Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the six months ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         FIRST FEDERAL OF NORTHERN MICHIGAN
                                                                         BANCORP, INC.

Date: October 24, 2014                                                  By:  /s/ Michael W. Mahler
             Michael W. Mahler
              President and Chief Executive Officer
              (Duly Authorized Representative)